SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                -------------------


                                     Form 8-K

                                  Current Report

                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                          Date of Report: March 29, 2000




Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number

1-14514             Consolidated Edison, Inc.                             New York       13-3965100
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600

1-1217              Consolidated Edison, Comapny of New York, Inc.        New York       13-5009340
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600


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                     INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

The supplement, dated April 5, 2000, to the joint proxy statement/prospectus, dated February 29, 2000, of Consolidated Edison, Inc and Northeast Utilities (the "Supplement"), a copy of which is filed as an exhibit to this report, is hereby incorporated by reference in this Item 5.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

      99          The Supplement.

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                                     SIGNATURE





      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSOLIDATED EDISON, INC.

                                    CONSOLIDATED EDISON COMPANY
                                      OF NEW YORK, INC.



                                    By    HYMAN SCHOENBLUM
                                          Hyman Schoenblum
                                          Vice President
                                             and Controller

DATE:  April 5, 2000